UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM
N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-23324

Exact name of registrant as specified in charter:	PGIM ETF Trust

Address of principal executive offices:	655 Broad Street, 6 th Floor

Newark, New Jersey 07102

Name and address of agent for service:	Andrew R. French

655 Broad Street, 6 th Floor

Newark, New Jersey 07102

Registrant’s telephone number, including area code:	800-225-1852

Date of fiscal year end:	8/31/2025

Date of reporting period:	2/28/2025
EXPLANATORY NOTE:
The Registrant is filing this amendment to its Form N-CSR (the “Amendment”) for the period ended February 28, 2025, originally filed with the Securities and Exchange Commission on April 25, 2025 (Accession Number 0001193125-25-096329) (the “Original Filing”). This Amendment is filed solely for the purpose of including the semi-annual Report to Stockholders for PGIM Active Aggregate Bond ETF, which was inadvertently omitted from Item 1 of the Original Filing. Except as set forth above, the Amendment does not amend, update or change any other information or disclosures contained in the Original Filing. The remainder of the Reports to Stockholders within Item 1 and Items 2 through 19 of this Amendment to the Registrant’s Form N-CSR are incorporated by reference to the
Original Filing
.

Item 1 – Reports to Stockholders
(a) Report transmitted to stockholders pursuant to Rule
30e-1
under the Act (17 CFR
270.30e-1).

PGIM Active Aggregate Bond ETF
TICKER SYMBOL:
PAB
Listing Exchange:
NYSE Arca, Inc.
SEMIANNUAL SHAREHOLDER REPORT – February 28, 2025
This
semiannual shareholder report
contains important information about the PGIM Active Aggregate Bond ETF (the “Fund”) for the period of
September 1, 2024 to February 28, 2025.
You can find additional information about the Fund at
pgim.com/investments/etfs/prospectuses-fact-sheets
. You can also request this information by contacting us at (888) 247-8090 or (973) 802-2093 from outside the US.
WHAT WERE THE FUND COSTS FOR THE LAST SIX MONTHS?
(Based on a hypothetical $10,000 investment)

	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
PGIM Active Aggregate Bond ETF	$8	0.16%
WHAT ARE SOME KEY FUND STATISTICS AS OF 2/28/2025?

Fund’s net assets	$ 62,712,835
Number of fund holdings	464
Portfolio turnover rate for the period	46%
WHAT ARE SOME CHARACTERISTICS OF THE FUND’S HOLDINGS AS OF 2/28/2025?

Credit Quality expressed as a percentage of total investments as of 2/28/2025 (%)
AAA	63.2
AA	5.5
A	10.2
BBB	16.9
BB	0.1
Not Rated	5.0
Cash/Cash Equivalents	(0.9)
Total	100.0
Credit ratings reflect the highest rating assigned by a nationally recognized statistical rating organization (NRSRO) such as Moody’s Investors Service, Inc. (Moody’s), S&P Global
Ratings (S&P), or Fitch Ratings, Inc. (Fitch). Credit ratings reflect the common nomenclature used by both S&P and Fitch. Where applicable, ratings are converted to the comparable
S&P/Fitch rating tier nomenclature. The Not Rated category consists of securities that have not been rated by an NRSRO. Credit ratings are subject to change.
ETF1006E2

ADDITIONAL INFORMATION
You can find additional information at
pgim.com/investments/etfs/prospectuses-fact-sheets
or by scanning the QR code below, including the
Fund’s prospectus, financial information, fund holdings, and proxy voting information. You can also request this information by contacting us at
(888) 247-8090 or (973) 802-2093 from outside the US.

To receive your fund documents online, go to
pgim.com/investments/resource/edelivery
and enroll.
PGIM Active Aggregate Bond ETF

TICKER SYMBOL	PAB
CUSIP	69344A701
ETF1006E2

Item 19 –	Exhibits

(a)(1)	Code of Ethics – Not required, as this is not an annual filing.
(a)(2)	Policy required by the listing standards adopted pursuant to Rule 10D-1 under the Securities Exchange Act of 1934 – Not applicable.
(a)(3)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 – Attached hereto as Exhibit EX-99.CERT.
(a)(4)	Any written solicitation to purchase securities under Rule 23c-1 under the Investment Company Act of 1940- Not applicable.
(a)(5)	Change in the registrant’s independent public accountant – Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 – Attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	PGIM ETF Trust

By:	/s/ Andrew R. French
Andrew R. French
Secretary

Date:	September 15, 2025

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Stuart S. Parker
Stuart S. Parker
President and Principal Executive Officer

Date:	September 15, 2025

By:	/s/ Christian J. Kelly
Christian J. Kelly
Chief Financial Officer
(Principal Financial Officer)

Date:	September 15, 2025